SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 18, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     June 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11        155,727,000.00     54,112,594.28   4,249,820.76     138,347.87    4,388,168.63    0.00            0.00     49,862,773.52
A12         68,736,000.00     68,736,000.00           0.00     264,175.36      264,175.36    0.00            0.00     68,736,000.00
A13         92,471,000.00     92,471,000.00           0.00     465,822.66      465,822.66    0.00            0.00     92,471,000.00
A2         101,263,000.00     76,626,887.86   2,141,576.58     355,995.75    2,497,572.33    0.00            0.00     74,485,311.28
B1           5,867,000.00      5,832,663.64       6,003.57      32,074.08       38,077.65    0.00            0.00      5,826,660.07
B2           3,911,000.00      3,888,111.04       4,002.04      21,380.90       25,382.94    0.00            0.00      3,884,109.00
B3           2,389,000.00      2,375,018.48       2,444.61      13,060.33       15,504.94    0.00            0.00      2,372,573.87
B4           1,304,000.00      1,296,368.39       1,334.35       7,128.79        8,463.14    0.00            0.00      1,295,034.04
B5           1,086,000.00      1,079,644.24       1,111.28       5,937.01        7,048.29    0.00            0.00      1,078,532.96
B6           1,738,406.00      1,728,232.06       1,778.87       9,503.63       11,282.50    0.00            0.00      1,726,453.19
R1                 100.00              0.00           0.00           0.00            0.00    0.00            0.00              0.00
R2                 100.00              0.00           0.00           0.00            0.00    0.00            0.00              0.00
R3                 100.00              0.00           0.00           0.00            0.00    0.00            0.00              0.00
TOTALS     434,492,706.00    308,146,519.99   6,408,072.06   1,313,426.38    7,721,498.44    0.00            0.00    301,738,447.93

X1         316,934,000.00    215,319,594.28           0.00     316,521.98      316,521.98    0.00            0.00    211,069,773.52
X2         101,263,000.00     76,626,887.86           0.00      64,469.22       64,469.22    0.00            0.00     74,485,311.28

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11       36229RAA7      347.48370084   27.29019862     0.88840002     28.17859864      320.19350222       A11         3.068000 %
A12       36229RAB5    1,000.00000000    0.00000000     3.84333333      3.84333333    1,000.00000000       A12         4.612000 %
A13       36229RAC3    1,000.00000000    0.00000000     5.03749997      5.03749997    1,000.00000000       A13         6.045000 %
A2        36229RAD1      756.71161095   21.14865825     3.51555603     24.66421427      735.56295271       A2          5.575000 %
B1        36229RAG4      994.14754389    1.02327765     5.46686211      6.49013976      993.12426623       B1          6.598855 %
B2        36229RAH2      994.14754283    1.02327793     5.46686269      6.49014063      993.12426489       B2          6.598855 %
B3        36229RAJ8      994.14754290    1.02327752     5.46686061      6.49013813      993.12426538       B3          6.598855 %
B4        36229RAN9      994.14753834    1.02327454     5.46686350      6.49013804      993.12426380       B4          6.598855 %
B5        36229RAP4      994.14755064    1.02327808     5.46686004      6.49013812      993.12427256       B5          6.598855 %
B6        36229RAQ2      994.14754666    1.02327650     5.46686447      6.49014097      993.12427016       B6          6.598855 %
R1        36229RAK5        0.00000000    0.00000000     0.00000000      0.00000000        0.00000000       R1          6.603400 %
R2        36229RAL3        0.00000000    0.00000000     0.00000000      0.00000000        0.00000000       R2          6.603400 %
R3        36229RAM1        0.00000000    0.00000000     0.00000000      0.00000000        0.00000000       R3          6.603400 %
TOTALS                   709.20988025   14.74839962     3.02289627     17.77129589      694.46148063

X1        36229RAE9      679.38307118    0.00000000     0.99869998      0.99869998      665.97390472       X1          1.764012 %
X2        36229RAF6      756.71161095    0.00000000     0.63665129      0.63665129      735.56295271       X2          1.009607 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                223,339,681.06
                                        Pool 2 Mortgage Loans                                                 78,398,767.47
Sec. 4.01(c)    Available Distribution                                                                         8,102,489.64
                                        Principal Distribution Amount                                            319,090.65
                                        Principal Prepayment Amount                                            6,088,981.41

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                  3,594,101.83
                                                              Partial Principal Prepayments                      450,681.10
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A1-2
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A1-3
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class A2
                                                              Payoffs in Full                                  2,000,068.21
                                                              Partial Principal Prepayments                       44,130.27
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B1
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B2
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B3
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B4
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B5
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00
                                        Class B6
                                                              Payoffs in Full                                          0.00
                                                              Partial Principal Prepayments                            0.00
                                                              Liquidation Proceeds                                     0.00
                                                              Condemnation Proceeds                                    0.00
                                                              Insurance Proceeds                                       0.00
                                                              Repurchased Principal                                    0.00




Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                 138,347.87
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                 264,175.36
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                 465,822.66
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                 355,995.75
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                 316,521.98
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                  64,469.22
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                  32,074.08
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                  21,380.90
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                  13,060.33
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                   7,128.79
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                   5,937.01
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                   9,503.63
                                                              Accrued and Paid from Prior Months                       0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                        83,417.66
                                                              ABN AMRO Mortgage Group                             18,363.90
                                                              Bank One                                            13,026.63
                                                              Country Wide Home Loans                             30,115.53
                                                              Wells Fargo Home Mortgage                           21,911.58
                                        Trustee Fee Paid                                                           1,925.92

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00
Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            658
                                        Balance of Outstanding Mortgage Loans                                301,738,448.53


Sec. 4.01(l)        Number and Balance of Delinquent Loans
                    Group Totals
                                                               Principal
                     Period                Number                Balance              Percentage
                    0-30 days                       0                     0.00                  0.00 %
                    31-60 days                      7             2,628,395.25                  0.87 %
                    61-90 days                      0                     0.00                  0.00 %
                    91-120 days                     0                     0.00                  0.00 %
                    121+days                        0                     0.00                  0.00 %
                     Total                          7             2,628,395.25                  0.87 %


Sec. 4.01(l)        Number and Balance of REO Loans
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00%%


Sec. 4.01(l)        Number and Balance of Loans in Bankruptcy
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %

                    Number of Loans in Bankruptcy 31-60 Days Delinquent                                  0
                    Balance of Loans in Bankruptcy 31-60 Days Delinquent                              0.00

                    Number of Loans in Bankruptcy 61-90 Days Delinquent                                  0
                    Balance of Loans in Bankruptcy 61-90 Days Delinquent                              0.00

                    Number of Loans in Bankruptcy 91-120 Days Delinquent                                 0
                    Balance of Loans in Bankruptcy 91-120 Days Delinquent                             0.00

                    Number of Loans in Bankruptcy 120+ Days Delinquent                                   0
                    Balance of Loans in Bankruptcy 120+ Days Delinquent                               0.00

Sec. 4.01(m)              Number and Balance of Loans in Foreclosure
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                             0                    0.00                  0.00 %

                     Number of Loans in Foreclosure 31-60 Days Delinquent                             0
                     Balance of Loans in Foreclosure 31-60 Days Delinquent                         0.00

                     Number of Loans in Foreclosure 61-90 Days Delinquent                             0
                     Balance of Loans in Foreclosure 61-90 Days Delinquent                         0.00
                     Number of Loans in Foreclosure 91-120 Days Delinquent                            0
                     Balance of Loans in Foreclosure 91-120 Days Delinquent                        0.00

                     Number of Loans in Foreclosure 120+ Days Delinquent                              0
                     Balance of Loans in Foreclosure 120+ Days Delinquent                          0.00

Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                         319,090.65
                                           Payoffs                                                   5,594,170.04
                                           Prepayments                                                 494,811.37
                                           Liquidation Proceeds                                              0.00
                                           Condemnation Proceeds                                             0.00
                                           Insurance Proceeds                                                0.00
                                           Realized Losses                                                   0.00

                                           Realized Losses Group 1                                           0.00
                                           Realized Losses Group 2                                           0.00

                                           Realized Gains                                                    0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                          0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1-1                                                        0.00
                                           Class A1-2                                                        0.00
                                           Class A1-3                                                        0.00
                                           Class A2                                                          0.00
                                           Class X1                                                          0.00
                                           Class X2                                                          0.00
                                           Class B1                                                          0.00
                                           Class B2                                                          0.00
                                           Class B3                                                          0.00
                                           Class B4                                                          0.00
                                           Class B5                                                          0.00
                                           Class B6                                                          0.00

Sec. 4.01(s) Group I
                     Senior Percentage                                                                94.600000 %
                     Senior Prepayment Percentage                                                    100.000000 %
                     Subordinate Percentage                                                            5.400000 %
                     Subordinate Prepayment Percentage                                                 0.000000 %

Sec. 4.01(s) Group II
                      Senior Percentage                                                                95.140000 %
                      Senior Prepayment Percentage                                                    100.000000 %
                      Subordinate Percentage                                                            4.860000 %
                      Subordinate Prepayment Percentage                                                 0.000000 %


ABN AMRO
                      Scheduled Principal
                                            Group 1                                                      40,931.57
                                            Group 2                                                           0.00
                      Unscheduled Principal
                                            Group 1                                                   1,211,774.63
                                            Group 2                                                           0.00
                      Beginning Balance
                                            Group 1                                                  44,073,365.98
                                            Group 2                                                           0.00
                      Ending Balance
                                            Group 1                                                  42,820,659.78
                                            Group 2                                                           0.00
                      Net Wac
                                            Group 1                                                        6.31224
                                            Group 2                                                        0.00000
BANK ONE
                      Scheduled Principal
                                            Group 1                                                      50,749.97
                                            Group 2                                                       6,160.58
                      Unscheduled Principal
                                            Group 1                                                   1,068,116.63
                                            Group 2                                                     645,015.74
                      Beginning Balance
                                            Group 1                                                  55,687,824.48
                                            Group 2                                                   6,840,018.58
                      Ending Balance
                                            Group 1                                                  54,568,957.88
                                            Group 2                                                   6,188,842.26
                      Net Wac
                                            Group 1                                                        6.79538
                                            Group 2                                                        7.08655
COUNTRY WIDE
                      Scheduled Principal
                                            Group 1                                                      28,000.21
                                            Group 2                                                      96,197.10
                      Unscheduled Principal
                                            Group 1                                                     439,506.48
                                            Group 2                                                   1,399,182.74
                      Beginning Balance
                                            Group 1                                                  22,664,401.94
                                            Group 2                                                  73,705,305.05
                      Ending Balance
                                            Group 1                                                  22,196,895.25
                                            Group 2                                                  72,209,925.21
                      Net Wac
                                            Group 1                                                        7.07999
                                            Group 2                                                        6.53803
WELLS FARGO
                      Scheduled Principal
                                            Group 1                                                      97,051.22
                                            Group 2                                                           0.00
                      Unscheduled Principal
                                            Group 1                                                   1,325,385.19
                                            Group 2                                                           0.00
                      Beginning Balance
                                            Group 1                                                 105,175,604.56
                                            Group 2                                                           0.00
                      Ending Balance
                                            Group 1                                                 103,753,168.15
                                            Group 2                                                           0.00
                      Net Wac
                                            Group 1                                                        6.52106
                                            Group 2                                                        0.00000
Aggregate
                      Scheduled Principal                                                               319,090.65
                      Unscheduled Principal                                                           6,088,981.41
                      Beginning Balance                                                             308,146,520.59
                      Ending Balance                                                                301,738,448.53
                      Net Wac                                                                              6.59849
                      Weighted Average Maturity                                                             340.00
Groups
                      Net Wac Group 1                                                                      6.60340
                      Net Wac Group 2                                                                      6.58461

                      Wam Group 1                                                                           346.00
                      Wam Group 2                                                                           322.00
                      Number of loans Group 1                                                               503.00
                      Number of loans Group 2                                                               155.00

